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                                                               Exhibit 10(i)(c)5


                 THIRD NOTE MODIFICATION AND EXTENSION AGREEMENT

                  This THIRD NOTE MODIFICATION AND EXTENSION AGREEMENT (this "AGREEMENT") dated as of March 15, 2000, between ALEXANDER'S, INC., a Delaware corporation ("BORROWER"), and VORNADO LENDING L.L.C. (formerly known as Vornado Lending Corp.) ("LENDER").


                                R E C I T A L S:

                  WHEREAS, Lender is the current holder of that certain Promissory Note dated March 15, 1995 in the original principal amount of $45,000,000.00 made by Borrower to Lender (as amended by the Note Modification and Extension Agreement between Borrower and Lender dated as of March 15, 1998 and the Second Note Modification and Extension Agreement between Borrower and Lender dated as of March 29, 1999, the "NOTE");

                  WHEREAS, the Note was made pursuant to that certain Credit Agreement between Borrower and Lender dated March 15, 1995 (such Credit Agreement, as amended by (i) the letter agreement between Lender and Borrower dated March 29, 1995, (ii) the two letter agreements between Borrower and Lender, each dated March 24, 1997, (iii) the Modification and Extension of Credit Agreement between Lender and Borrower dated as of March 15, 1998, (iv) the Second Modification and Extension of Credit Agreement between Lender and Borrower dated as of March 29, 1999 and (v) the Third Modification and Extension of Credit Agreement between Lender and Borrower of even date herewith, being hereinafter referred to as the "CREDIT AGREEMENT") (terms not otherwise defined herein shall have the meanings ascribed to them in the Credit Agreement);

                  WHEREAS, the Note is secured by, inter alia, those certain Mortgages, Assignments of Leases, Security Agreements and Fixture Filings, each dated March 15, 1995 in the original principal amount of $45,000,000.00 given by
(i) Alexander's of Fordham Road, Inc. to Lender and recorded on March 22, 1995 in the Office of the City Register, Bronx County in Reel 1310, Page 0197, (ii) Alexander's, Inc. to Lender and recorded on March 22, 1995 in the Office of the City Register, Bronx County in Reel 1310, Page 0139, (iii) Seven Thirty One Limited Partnership and Alexander's Department Stores of Lexington Avenue, Inc. to Lender and recorded on March 20, 1995 in the Office of the City Register, New York County in Reel 2193, Page 0966, (iv) Alexander's, Inc. to Lender and recorded on March 17, 1995 in the Office of the City Register, Queens County in Reel 4089, Page 1125, (v) Alexander's, Inc. to Lender and recorded on March 17, 1995 in the Office of the City Register, Queens County in Reel 4089, Page 1181 and (vi) Alexander's Department Stores of New Jersey, Inc. to Lender and recorded on March 17, 1995 in the Office of the County Clerk, Bergen County, New Jersey in Book 8953, Page 910, all of which mortgages have been, and simultaneously herewith are being, modified (collectively, the "MORTGAGES"); and
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                  WHEREAS, simultaneously herewith, the parties hereto have
amended the Credit Agreement and the Mortgages to extend the maturity date of the Loan and to make conforming changes therein.

                  NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

                  1. Borrower hereby acknowledges and agrees that there is now owing under the Note the current outstanding principal balance of FORTY-FIVE MILLION and 00/100 DOLLARS ($45,000,000.00) plus accrued interest. The aforesaid sum is owing by Borrower to Lender without claim, defense, offset or counterclaim of any kind or nature whatsoever.

                  2. From and after the date hereof, the phrase "to but excluding March 15, 2000 (the "MATURITY DATE")" appearing on the second line of Paragraph 2 on the first page of the Note shall be replaced with the following:
"to but excluding March 15, 2002 (the "MATURITY DATE")".

                  3. Except as herein amended, the terms and provisions of the Note shall, in all other respects, remain unmodified, are hereby ratified and reaffirmed, and shall remain in full force and effect.

                  4. This Agreement may be executed in any number of counterparts, each of which shall constitute an original, and all of which together shall constitute one and the same instrument.

                  5. This Agreement shall be binding upon and shall inure to the benefit of Borrower and Lender and their respective successors and assigns. This Agreement shall be governed by the law of the State of New York. This Agreement may not be modified orally, but only by a writing executed by both parties hereto.



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                  IN WITNESS WHEREOF, the parties hereto have executed this
Agreement as of the date and year first above written.

                                    VORNADO LENDING L.L.C.

                                    By:      VORNADO REALTY, L.P.,
                                             Managing Member

                                             By: /s/ Irwin Goldberg
                                               ---------------------------------
                                               Name:   Irwin Goldberg
                                               Title:  Vice President
                                                       Chief Financial Officer

                                    ALEXANDERS, INC.


                                    By:        /s/ Joseph Macnow
                                             -----------------------------------
                                               Name:  Joseph Macnow
                                               Title: Vice President
                                                      Chief Financial Officer



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STATE OF NEW JERSEY        )
                           )  ss.:
COUNTY OF BERGEN           )

On August 1, 2000 before me, the undersigned, personally appeared
Irwin Goldberg personally known to me or proved to me on the basis of satisfactory evidence to be the individual(s) whose name(s) is (are) subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their capacit(ies), and that by his/her/their signature(s) on the instrument, the individual(s), or the person upon behalf of which the individual(s) acted, executed the instrument, and that such individual made such appearance before the undersigned in Saddle Brook, New Jersey.

                                    /s/ Ann Pelligra
                                    ------------------
                                    Name: Ann Pelligra
                                    Office: Notary Public of New Jersey
                                            My Commission Expires Feb. 25, 2001
(SEAL)
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STATE OF NEW JERSEY      )
                         )  ss.:
COUNTY OF BERGEN         )

On August 2, 2000 before me, the undersigned, personally appeared
Joseph Macnow personally known to me or proved to me on the basis of satisfactory evidence to be the individual(s) whose name(s) is (are) subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their capacit(ies), and that by his/her/their signature(s) on the instrument, the individual(s), or the person upon behalf of which the individual(s) acted, executed the instrument, and that such individual made such appearance before the undersigned in Saddle Brook, New Jersey.

                                      /s/ Deborah Anthony
                                      ------------------------------------------
                                      Name: Deborah Anthony
                                      Office: Notary Public of New Jersey
                                      My Commission Expires Feb. 6, 2001
(SEAL)